Transactions with Related Parties	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Transactions with Related Parties

3. Transactions with Related Parties:

The Company uses the services of Maritime, a ship management company with its principal office in Greece and an office in the U.S.A. Maritime is engaged under separate management agreements directly by the Company’s respective subsidiaries to provide a wide range of shipping services, including but not limited to, chartering, sale and purchase, insurance, operations and dry-docking and construction supervision, all provided at a fixed daily fee per vessel. For the ship management services, Maritime charges a fee payable by each subsidiary of $0.325 per day per vessel while the vessel is in operation including any pool arrangements and $0.450 per day per vessel while the vessel is under construction, as well as an additional daily fee (which is dependent on the seniority of the personnel) to cover the cost of engineers employed to conduct the supervision of the newbuilding (collectively the “Ship-management Fees”). In addition, Maritime charges the Company a commission rate of 1.25% on all charter hire agreements arranged by Maritime.

The management agreements for the vessels had an initial term of five years. For the “Northsea Alpha” and “Northsea Beta” the base term expired on December 31, 2015, for “Pyxis Theta” it expired on December 31, 2017, for the “Pyxis Epsilon” and the “Pyxis Malou” it expired on December 31, 2018. The management agreements for the “Pyxis Karteria” and the “Pyxis Lamda” have an initial term of five years and they expire on December 31, 2026. Following their initial expiration dates, the management agreements were automatically renewed for consecutive five year periods, or until terminated by either party on three months’ notice.

The Head Management Agreement (the “Head Management Agreement”) with Maritime commenced on March 23, 2015 and continued through March 23, 2020. Following the initial expiration date, the Head Management Agreement was automatically renewed for a five-year period (unless terminated by either party on 90 days’ notice). Maritime provides administrative services to the Company, which include, among other, the provision of the services of the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, one or more internal auditor(s) and a secretary, as well as the use of office space in Maritime’s premises. Under the Head Management Agreement, the Company pays Maritime a fixed fee of $1,600 annually (the “Administration Fees”). In the event of a change of control of the Company during the management period or within 12 months after the early termination of the Head Management Agreement, then the Company will pay to Maritime an amount equal to 2.5 times the then annual Administration Fees. Pursuant to the amendment of this agreement on March 18, 2020, in the event of such change of control and termination, the Company shall also pay to Maritime an amount equal to 12 months of the then daily Ship-management Fees.

The Ship-management Fees and the Administration Fees are adjusted annually according to the official inflation rate in Greece or such other country where Maritime was headquartered during the preceding year. On August 9, 2016, the Company amended the Head Management Agreement with Maritime to provide that in the event that the official inflation rate for any calendar year is deflationary, no adjustment shall be made to the Ship-management Fees and the Administration Fees, which will remain, for the particular calendar year, as per the previous calendar year. For 2020, the average rate in Greece was a deflation of 1.24% and, as a result, no adjustment was made to the Ship-management Fees and the Administration Fees for 2021. The average inflation rate in Greece in 2021 was 1.23% and, as a result, an adjustment to the Ship-management Fees and the Administration Fees have been made effective January 1, 2022. Effective January 1, the Ship-Management Fees and the Administration Fees for 2023 were increased by 9.65% in line with the average inflation rate in Greece in 2022 and were approximately $368 per day per ship and $1.8 million annually, respectively.

PYXIS TANKERS INC.

Notes to the Consolidated Financial Statements

December 31, 2021 and 2022

(Expressed in thousands of U.S. dollars, except for share and per share data)

3. Transactions with Related Parties: – Continued:

The following amounts were charged by Maritime pursuant to the head management and ship-management agreements with the Company, and are included in the accompanying Consolidated Statements of Comprehensive Income/(Loss):

	Year ended December 31,
	2020	2021	2022
Included in Voyage related costs and commissions
Charter hire commissions	$276	$322	$735

Included in Management fees, related parties
Ship-management Fees	637	716	702

Included in General and administrative expenses
Administration Fees	1,632	1,632	1,652

Total	$2,545	$2,670	$3,089

As of December 31, 2021 and 2022, there was a balance due from Maritime of $3,967 and due to Maritime of $1,028, respectively. Relevant balances are reflected in Due to related parties, respectively, in the accompanying Consolidated Balance Sheets. The balance with Maritime is interest free and with no specific repayment terms.

On October 28, 2015, the Company issued a Promissory Note in favor of Maritime Investors in the amount of $2,500 with an interest rate payable of 2.75% and maturity of January 15, 2017. Certain amendments were made increasing the principal balance to $5,000 extending the maturity date to March 31, 2020 and the interest rate to 4.5%. On May 14, 2019, the Company entered into a second amendment to the Amended & Restated Promissory Note which (i) extended the repayment of the outstanding principal, in whole or in part, until the earlier of a) one year after the repayment of the credit facility of Eighthone with Entrust Global Permal (the “Credit Facility”) on September 2023 (see Note 8), b) January 15, 2024 and c) repayment of any Paid-In-Kind (“PIK”) interest and principal deficiency amount under the Credit Facility, and (ii) increased the interest rate to 9.0% per annum of which 4.5% would be paid in cash and 4.5% would be paid in common shares of the Company calculated on the volume weighted average closing share price for the 10 day period immediately prior to each quarter end. The new interest rate was effective from April 1, 2019. After the repayment restrictions were lifted per the Credit Facility, the Company, at its option, could continue to pay interest on the Promissory Note in the afore-mentioned combination of cash and shares or pay all interest costs in cash.

During 2021, the Promissory Note was restructured and amended as of May 27, 2021, on the following basis: a) repayment on June 17, 2021 of $1,000 in principal and $433 for accrued interest, b) settlement on June 17, 2021 of $1,000 of principal with the issuance 272,766 restricted common shares of the Company computed on the volume weighted average closing share price for the 10 day period commencing one day after its public distribution of first quarter, 2021 financial results press release (i.e. the period from June 3 to June 16, 2021 at $3.6660) and c) remaining balance of $3,000 in principal having a maturity date of April 1, 2023 and interest shall accrue at annual rate of 7.5%, since June 17, 2021, payable quarterly in cash, thereafter. In conjunction with the acquisition of the vessel “Pyxis Lamda” the Promissory Note was further amended on December 20, 2021, increasing the principal balance from $3,000 to $6,000 and extending the maturity date to April 1, 2024. The Company considered the guidance under ASC 470-50 “Debt Modifications and Extinguishments” for both transactions and concluded that the first should be accounted for as a debt modification and the second as a debt extinguishment. None of these transactions incurred additional fees or finance fee write-offs. With respect to the $1,000 of principal that was to be settled in common shares, the Company considered the guidance in ASC 480 that requires obligations that can be settled in shares with a fixed monetary value at settlement (e.g., share-settled debt) and followed the guidance in ASC 835-30 to accrue the liability to the redemption amount using the interest method.

On November 15, 2021, the Company signed a Memorandum of Agreement to acquire from an entity related to the family of the Company’s Chairman and Chief Executive Officer, the “Pyxis Lamda”, a 2017-built 50,145 dwt. eco-efficient MR that was constructed at SPP Shipbuilding Co. Ltd. (“SPP”) in South Korea, for $32,000. The fair value of the acquisition of the Pyxis “Lamda” amounted to $31,172 (Note 5) and consisted of $21,680 senior loan facility that matures in seven years and is secured by the vessel (Note 8), $3 million, at fair value, under an amended unsecured Promissory Note due 2024, the issuance of 1,034,751 of the Company’s common shares having a fair value of $2.17 million on the delivery date of the vessel on December 20, 2021 and $4.32 million cash on hand. Of the amount payable in cash, $1,325 was settled in December 2021 and the balance of $2,995 was included in Due to related parties in the accompanying 2021 Consolidated Balance Sheet. The balance was cash settled on January 10, 2022.

On February 10, 2023 we repaid $3 million of the $6 million 7.5% promissory note due Maritime Investors Corp., an affiliate of Mr. Valentis. The remaining balance of this obligation was repaid on March 14, 2023.

PYXIS TANKERS INC.

Notes to the Consolidated Financial Statements

December 31, 2021 and 2022

(Expressed in thousands of U.S. dollars, except for share and per share data)

3. Transactions with Related Parties: – Continued:

Interest charged on the Promissory Note for the years ended December 31, 2020, 2021 and 2022, amounted to $452, $335 and $450, respectively, and is included in Interest and finance costs, net (Note 13) in the accompanying Consolidated Statements of Comprehensive Income/(Loss). Of the total interest charged on the Promissory Note during the year ended December 31, 2020, $226 was paid in cash during 2021 and the remaining amount of $226 was settled in common shares. Of the amount settled in common shares, $169 was settled in common shares during 2020 and the remaining amount of $57 was settled in January 2021. Of the total interest charged on the Promissory Note during the year ended December 31, 2021, $216 was paid in cash, $64 was payable in cash and included in the “Accrued and other liabilities” in the accompanying Consolidated Balance Sheets. The remaining amount of $55 was settled in common shares during 2021. The payable in cash amount of $64 was paid in January 2022. Of the total interest charged on the Promissory Note during the year ended December 31, 2022, $337 was paid in cash, $113 was payable in cash and included in the “Accrued and other liabilities” in the accompanying Consolidated Balance Sheets. The payable in cash amount of $113 was paid in January 2023.

With respect to the portion of interest that was to be settled in common shares, the Company considered the guidance in ASC 480 that requires obligations that can be settled in shares with a fixed monetary value at settlement (e.g., share-settled debt) and followed the guidance in ASC 835-30 to accrue the liability to the redemption amount using the interest method.

The outstanding balance of the Promissory Note as of December 31, 2021 and 2022, amounting to $6,000 and is separately reflected in the accompanying Consolidated Balance Sheets under non-current liabilities.